Exhibit 10.4

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 18, 2004, among Ethyl Corporation, a Virginia corporation (the “Company”), Afton Chemical Asia Pacific LLC, a Virginia limited liability company and wholly-owned subsidiary of Ethyl Asia Pacific LLC (“ACAP LLC”), Afton Chemical Canada Holdings, Inc., a Virginia corporation and wholly-owned subsidiary of Ethyl Canada Holdings, Inc. (“Afton Chemical Canada”), Afton Chemical Intangibles LLC, a Virginia limited liability company and wholly-owned subsidiary of the Company (“Afton Chemical Intangibles”), Ethyl Asia Pacific LLC, a Virginia limited liability company and wholly-owned subsidiary of the Company (“EAP LLC”), NewMarket Corporation, a Virginia corporation and wholly-owned subsidiary of the Company (“NewMarket”), NewMarket Services Corporation, a Virginia corporation and wholly-owned subsidiary of NewMarket (“NewMarket Services”) (each of the Company, ACAP LLC, Afton Chemical Canada, Afton Chemical Intangibles, EAP LLC and NewMarket Services being referred to from time to time herein individually as a “Guaranteeing Subsidiary” and collectively as the “Guaranteeing Subsidiaries”), the other Guarantors listed on the signature pages hereto and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 30, 2003, providing for the issuance of 8.875% Senior Notes due 2010 (the “Notes”); and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders that the Company establish a holding company structure for the Company; and

WHEREAS, the Board of Directors of the Company has approved and adopted the Agreement and Plan of Merger, dated as of March 5, 2004 (the “Plan of Merger”), by and among the Company, NewMarket and Ethyl Merger Sub, Inc., a wholly-owned subsidiary of NewMarket, pursuant to which NewMarket will become the holding company for the Company (the “Holding Company Formation”); and

WHEREAS, the Board of Directors of the Company has submitted the Plan of Merger to the Company’s shareholders for their approval at the Company’s 2004 Annual Meeting of Shareholders; and

WHEREAS, the shareholders of the Company have approved the Plan of Merger at the Company’s 2004 Annual Meeting of Shareholders; and

WHEREAS, the Company has determined that the Holding Company Formation qualifies as a “Holding Company Formation” as defined in Section 1.01 of the Indenture; and

WHEREAS, pursuant to the Plan of Merger and in accordance with Section 5.01 of the Indenture, NewMarket has agreed to assume all of the Company’s obligations under the Indenture and the Notes and has agreed to succeed to and be substituted for the Company such that from and after the effective time of the Holding Company Formation, the provisions of the Indenture referring to the Company shall refer instead to NewMarket; and

WHEREAS, in accordance with Section 5.01 of the Indenture, the Company has agreed to become a Guarantor and Restricted Subsidiary under the terms of the Indenture upon the effectiveness of the Holding Company Formation; and

WHEREAS, in accordance with Section 5.01 of the Indenture, the Company therefore requests that it be released from its Obligations under the Indenture and the Notes; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders that, following the effectiveness of the Holding Company Formation, the Company effectuate an internal restructuring to better align its lines of businesses among its subsidiaries (the “Internal Reorganization”); and

WHEREAS, in connection with the Internal Restructuring, the Company has created ACAP LLC, Afton Chemical Canada, Afton Chemical Intangibles, EAP LLC and NewMarket Services as wholly-owned subsidiaries; and

WHEREAS, in accordance with Section 4.17 of the Indenture, each of NewMarket Services, Afton Chemical Intangibles, EAP LLC, ACAP LLC and Afton Chemical Canada has agreed to execute and deliver to the Trustee a supplemental indenture pursuant to which each Subsidiary shall unconditionally guarantee all of NewMarket’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein upon the effectiveness of the Holding Company Formation (the “Note Guarantee”); and

WHEREAS, in connection with the Internal Restructuring, Ethyl Asia Pacific Company, a Virginia corporation and Guarantor (“Ethyl Asia Pacific”), will be merged with and into EAP LLC, with EAP LLC being the surviving company in the merger and the separate corporate existence of Ethyl Asia Pacific being terminated; and

WHEREAS, in connection with the Internal Restructuring, the following Guarantors shall change their corporate names: Ethyl Additives Corporation (to be known as Afton Chemical Additives Corporation); Ethyl Petroleum Additives, Inc. (to be known as Afton Chemical Corporation); Ethyl Japan Holdings, Inc. (to be known as Afton Chemical Japan Holdings, Inc.); and Ethyl Brasil Aditivos Ltda. (to be known as Afton Chemical Industria de Aditivos Ltda.); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, NewMarket, the Guaranteeing Subsidiaries, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. ASSUMPTION BY NEWMARKET OF THE COMPANY’S OBLIGATIONS AND RELEASE OF THE COMPANY.

(a) Upon the effective time of the Holding Company Restructuring, NewMarket (i) shall assume all of the Company’s obligations under the Indenture and the Notes and shall succeed to and be substituted for the Company such that from and after the effective time of the Holding Company Formation, all references in the Indenture to the “Company” shall be deleted and replaced by “NewMarket” and all provisions in the Indenture shall instead refer to NewMarket and not to the Company and (ii) may exercise every right and power of the Company under the Indenture with the same effect as if NewMarket had been named as the Company therein.

(b) Upon the effectiveness of the Holding Company Restructuring, the Company shall become a Guarantor and Restricted Subsidiary under the terms of the Indenture in accordance with Section 5.01 of the Indenture.

(c) Upon the effectiveness of the Holding Company Restructuring, the Company shall be released from its Obligations under the Indenture and the Notes, in accordance with Section 5.01 of the Indenture.

3. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows upon the effective time of the Holding Company Formation:

(a)	Along with all Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes or the obligations of NewMarket hereunder or thereunder, that:

(i)	the principal of, and premium and Liquidated Damages, if any, and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of NewMarket to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii)	in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

(b)	The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against NewMarket, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

(c)	The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of NewMarket, any right to require a proceeding first against NewMarket, protest, notice and all demands whatsoever.

(d)	This Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

(e)	If any Holder or the Trustee is required by any court or otherwise to return to NewMarket, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either NewMarket or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(f)	The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

(g)	As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee.

(h)	The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

(i)

Pursuant to Section 10.02 of the Indenture, after giving effect to any maximum amount and all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 10 of the Indenture, this new Note Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guarantor under this Note Guarantee will not constitute a fraudulent transfer or conveyance.

4. EXECUTION AND DELIVERY. Each Guaranteeing Subsidiary agrees that the Note Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

5. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

(a)	Each Guaranteeing Subsidiary may not sell or otherwise dispose of all substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than NewMarket or another Guarantor unless:

(i)	immediately after giving effect to such transaction, no Default or Event of Default exists; and

(ii)	either (A) subject to Sections 10.04 and 10.05 of the Indenture, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of that Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes, the Indenture and the Note Guarantee on the terms set forth herein or therein; or (B) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation, Section 4.10 thereof.

(b)	In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Note Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Note Guarantees to be endorsed upon all of the Notes issuable under the Indenture which theretofore shall not have been signed by NewMarket and delivered to the Trustee. All the Note Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Note Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Note Guarantees had been issued at the date of the execution hereof.

(c)

Except as set forth in Articles 4 and 5 and Section 10.05 of Article 10 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into NewMarket or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to NewMarket or another Guarantor.

6. RELEASES.

(a)	In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of NewMarket, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the capital stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Note Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation Section 4.10 of the Indenture. Upon delivery by NewMarket to the Trustee of an Officers’ Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by NewMarket in accordance with the provisions of the Indenture, including without limitation Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Note Guarantee.

(b)	Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 10 of the Indenture.

7. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of NewMarket or any Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

8. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and NewMarket.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

AFTON CHEMICAL ASIA PACIFIC LLC

By:
Name:
Title:

AFTON CHEMICAL CANADA HOLDINGS, INC.

By:
Name:
Title:

AFTON CHEMICAL INTANGIBLES LLC

By:
Name:
Title:

ETHYL ASIA PACIFIC LLC

By:
Name:
Title:

NEWMARKET CORPORATION

By:
Name:
Title:

NEWMARKET SERVICES CORPORATION

By:
Name:
Title:

ETHYL CORPORATION

By:
Name:
Title:

ETHYL ASIA PACIFIC COMPANY

By:
Name:
Title:

ETHYL EXPORT CORPORATION

By:
Name:
Title:

ETHYL INTERAMERICA CORPORATION

By:
Name:
Title:

ETHYL VENTURES, INC.

By:
Name:
Title:

INTERAMERICA TERMINALS CORPORATION

By:
Name:
Title:

THE EDWIN COOPER CORPORATION

By:
Name:
Title:

ETHYL ADDITIVES CORPORATION

By:
Name:
Title:

ETHYL PETROLEUM ADDITIVES, INC.

By:
Name:
Title:

ETHYL CANADA HOLDINGS, INC.

By:
Name:
Title:

ETHYL JAPAN HOLDINGS, INC.

By:
Name:
Title:

ETHYL EUROPE SPRL

By:
Name:
Title:

AFTON CHEMICAL INDÚSTRIA DE ADITIVOS LTDA.

By:
Name:
Title:

ETHYL ADMINISTRATION GMBH

By:
Name:
Title:

ETHYL SERVICES GMBH

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory